UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05795 )

Exact name of registrant as specified in charter: Putnam High Yield Municipal Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: March 31, 2006

Date of reporting period: April 1, 2005 March 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Municipal Trust

3|31|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam High Yield Municipal Trust

3| 31| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	25
Federal tax information	53
Shareholder meeting results	54
Compliance certifications	55
About the Trustees	56
Officers	62

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions in the United States. The expansion that began in late 2001 is continuing, fueled by gains in worker productivity. The stock market has advanced, driven largely by corporate profit levels that, by some measures, are near all-time highs. Inflation, which can cause problems for stock and bond markets, has remained fairly steady in recent months even as energy prices have resumed their ascent. Investors can be encouraged by these conditions, but should also be mindful of risks. Bond prices have fallen recently in response to stronger job creation. As mortgage rates have risen to higher levels, activity in the housing market has slowed. Our nation’s large trade deficit is also dampening prosperity and could cause the U.S. dollar to weaken, which might make it more difficult for U.S. stocks and bonds to attract investment from abroad.

We consider it fortunate that the Federal Reserve’s (the Fed’s) new Chairman, Ben Bernanke, like his predecessor, Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to maintaining a healthy financial system. In its first months under the leadership of Mr. Bernanke, the Fed has continued Mr. Greenspan’s program of interest-rate increases, while offering some signals that the end of the current tightening cycle might not be far away.

The economy’s significant strengths and notable weaknesses remind us once again that a well-diversified financial program under the guidance of a professional financial representative can help many investors pursue their goals. And in our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam High Yield Municipal Trust: potential for high current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam High Yield Municipal Trust helps investors reduce the impact of both by investing in lower-rated, higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages. While the stated yields on municipal bonds are lower than those of taxable bonds, the income most of these bonds pay is exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. These bonds are backed by either the issuing state, city, or town, or by revenues collected from usage fees, and as a result have varying degrees of credit risk (the risk that the issuer won’t be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns non-rated bonds an agency-equivalent Putnam rating — instead of rating bonds on a pass/fail basis, which is a common practice in the industry. This analysis helps the management team identify bonds with attractive risk/return profiles among the large number of bonds not rated by agencies.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the bond market, the specific sector, and the bond issuer. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

This active management and in-depth research are invaluable for investors seeking to benefit from these bonds’ investment potential.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. This fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds have no such requirement and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value

Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Identified projects are not necessarily represented in your fund’s portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund’s holdings will vary over time. For more information on current fund holdings, see pages 9 and 27.

Putnam High Yield Municipal Trust seeks to provide high current income free from federal income tax by investing in higher-yielding lower-rated municipal securities. The fund invests in a nationally diversified portfolio and draws on Putnam’s extensive research capabilities to help manage the additional risk associated with high-yield bonds. The fund may be suitable for investors seeking tax-exempt income who are willing to accept the risks associated with below-investment-grade bonds and the use of leverage.

Highlights

* For the 12 months ended March 31, 2006, Putnam High Yield Municipal Trust returned 6.90% at net asset value (NAV) and 10.92% at market price.

* The fund’s benchmark, the Lehman Municipal Bond Index, returned 3.80% ..

* The average return for the Lipper High Yield Municipal Debt Funds (closed-end) category was 8.20% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 3/31/06

Since the fund’s inception (5/25/89), average annual return is 6.44% at NAV and 5.18% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price
10 years	5.17%	3.12%	65.62%	36.00%

5 years	5.39	3.11	30.02	16.55

3 years	7.37	6.23	23.77	19.87

1 year	6.90	10.92	6.90	10.92

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

Relatively low interest rates and improving business conditions throughout the fiscal year intensified investor demand for higher-yielding, lower-quality municipal bonds. In this environment, your fund’s results at net asset value (NAV) were ahead of those of its benchmark, primarily because the fund emphasizes higher-yielding securities more than its investment-grade benchmark and uses leverage, which can enhance performance but carries additional risks. Our emphasis on tobacco settlement bonds and price appreciation from several hospital bonds also contributed to performance. However, the fund’s relatively defensive credit positioning during the period caused its results at NAV to lag the average return for its Lipper category.

Market overview

Signs of solid economic growth, and the desire to curb the potential inflation that frequently accompanies such growth, prompted the Fed to increase short-term interest rates from 2.75% to 4.75% in eight 0.25% increments during the fund’s fiscal year. Despite this significant increase in short-term rates, long-term bond yields ended the year slightly lower. Potential forces constraining the rise of long-term rates include the strength of global demand for longer-term bonds from pension plans and other investors, as well as a widespread belief that infla-tion will remain in check as the Fed achieves its objectives through monetary policy. As shorter- and longer-term interest rates converged significantly, the yield curve — a graphic representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

The improving economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened based on strong interest among buyers in search of higher yields. Credit spreads are the difference in yield between higher- and lower-rated bonds. Based on favorable legal rulings, prices of tobacco settlement bonds rose overall for the year, and their yields declined accordingly. Airline-related industrial development bonds (IDBs) exhibited a high level of volatility but significantly outperformed for the period. Callable bonds (which can be redeemed by their issuers before maturity) generally outperformed non-callable bonds, as investors expect that callable bonds will be less sensitive to interest-rate increases.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) duration position for your fund’s portfolio relative to its benchmark, a strategy that contributed positively to results for the period as most rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the fund’s potential for appreciation when rates fall.

The fund’s underweight position in lower-rated bonds, compared to others in its peer group, detracted from results as spreads in this area of the credit spectrum narrowed. We found few opportunities among lower-rated bonds as we believed better relative value existed in bonds rated Baa and higher at this point in the credit cycle. Our experience has shown that over a full credit cycle, it is generally better not to own bonds that may represent a high default risk.

An overweight position in tobacco settlement bonds, relative to the fund’s

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 3/31/06.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	3.80%

Lehman Aggregate Bond Index (broad bond market)	2.26%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.14%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	1.84%

Equities
S&P 500 Index (broad stock market)	11.73%

S&P Utilities Index (utilities stocks)	9.55%

Russell 2000 Growth Index (small-company growth stocks)	27.84%

peer group, contributed to results as this sector also outperformed. The fund’s relative underweight to airline-related IDBs detracted from results as this sector outperformed for the period amid high volatility. We increased the fund’s exposure to the single-family housing sector, a strategy that benefited results as rising interest rates and declining mortgage prepayments helped this sector outperform.

Your fund’s holdings

Credit spreads continued a narrowing trend that started early in 2003, as investors seeking higher income bid up prices on lower-quality bonds. At the same time, many lower-rated issuers saw improvements in their balance sheets and experienced credit upgrades or sought to refinance their debt. These developments contributed to narrower spreads in the high-yield part of the municipal bond market.

Among the fund’s best-performing issues were two bonds issued for hospitals. When two major bond rating agencies, Moody’s and Standard & Poor’s, upgraded bonds issued for Tomball Regional Hospital in Texas and Princeton Community Hospital Association in West Virginia, the bonds rose in price.

During the period, the fund also benefited from several pre-refundings on issues held by the portfolio. Pre-refunding occurs when an issuer raises the money to refinance an older,

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that mature at the older bond’s first call date, when it is used to pay off the old bonds. The price of pre-refunded bonds often rises for two key reasons: a perceived credit upgrade, since high-quality U.S. Treasury securities are generally used in the refunding process, and a shortening of the bond’s expected time to maturity. The pre-refundings we saw during the period resulted in new bonds being priced to a shorter point on the yield curve, which results in a lower yield and a higher bond price. In August 2005, AMBAC-insured Golden State Tobacco settlement bonds were pre-refunded. These bonds, which had an original maturity date of 2038, were pre-refunded to 2013. Bonds issued by Montgomery, Ohio for the Kettering Medical Center were also pre-refunded. These bonds had an original maturity date of 2022 and were pre-refunded to 2010. Insured general obligation bonds (GOs) issued by Clark County, Nevada, which originally had a 2019 maturity date, were pre-refunded to 2009. (GOs are backed by taxpayer receipts, rather than revenues from any facility.)

In the final quarter of the fund’s fiscal year, the airline industry rose from a prolonged slump, propelled by an unexpected drop in jet fuel prices. Many carriers also raised ticket prices and cut back on the number of flights and services they offered. As airlines profited from these changes, investors went on a buying spree. We have remained cautious, however, as we believe this industry continues to face challenges. Although we do see signs of increasing stability in the sector, fuel prices are on the rise again. Your fund’s longtime holdings in American Airlines, British Airways, and Continental Airlines participated in the price rally.

Your fund’s emphasis on tobacco settlement bonds continues to contribute to performance. Payments from these bonds are secured by income from tobacco companies’ settlement obligations to municipalities. In what has amounted to an ongoing threat to this income stream, the Department of Justice (DOJ) initiated a lawsuit in 1999 against the major tobacco companies, seeking billions of dollars that the DOJ claimed had been obtained fraudulently from the sale of cigarettes. This sector benefited from a February 4, 2005, ruling by the U.S. Court of Appeals for the District of Columbia against the federal government. Investors believe this has mitigated the potential financial impact of the DOJ’s lawsuit against tobacco companies, and demand for these bonds has strengthened, boosting their prices. The fund owns tobacco settlement bonds issued in several states, including California, Iowa, New Jersey, Rhode Island, Washington, and Wisconsin, as well as the District of Columbia.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Although we believe that the Fed’s tightening cycle is nearing an end, we expect that rates will continue to rise. We currently plan to maintain the fund’s defensive duration because we believe that the municipal bond market is susceptible to weaker returns in the coming months given its unusually strong performance versus taxable equivalents in the first three months of 2006.

We believe that the extended rally among lower-rated, higher-yielding bonds is in its final stages. Therefore, we plan to maintain a defensive posture at the lower end of the credit spectrum. We continue to have a positive view of the single-family housing sector, which has performed well in recent months. Despite recent strong performance, we remain cautious on airline-related IDBs. Our view on tobacco settlement bonds remains positive.

We will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return and comparative index results for periods ended 3/31/06

				Lipper High Yield
			Lehman	Municipal
			Municipal	Debt Funds
		Market	Bond	(closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 5/25/89)	6.44%	5.18%	6.77%	6.29%

10 years	65.62	36.00	76.86	77.25
Annual average	5.17	3.12	5.87	5.86

5 years	30.02	16.55	28.70	37.29
Annual average	5.39	3.11	5.18	6.52

3 years	23.77	19.87	12.82	27.74
Annual average	7.37	6.23	4.10	8.48

1 year	6.90	10.92	3.80	8.20

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 1-, 3-, 5-, and 10-year periods ended 3/31/06, there were 15, 12, 12, and 12 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 3/31/06

Distributions — common shares

Number	12

Income[1]	$0.3768

Capital gains[2]	—

Total	$0.3768

	Series A

Distributions — preferred shares	(900 shares)
Income[1]	$1,342.27

Capital gains[2]	—

Total	$1,342.27

Share value:	NAV	Market price
3/31/05	$7.72	$6.67

3/31/06	7.82	7.01

Current yield (end of period)
Current dividend rate[3]	4.82%	5.38%

Taxable equivalent[4]	7.42	8.28

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
David Hamlin	2006	*

Portfolio Leader	2005	*

Paul Drury	2006	*

Portfolio Member	2005	*

Susan McCormack	2006	*

Portfolio Member	2005	*

James St. John	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $100,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended March 31, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over
Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006		*

President and CEO	2005		*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 3/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of each fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommended that these differences be conformed to a uniform five basis points. At a meeting on January 13, 2006, the Trustees approved an amended management contract for your fund to memorialize the arrangements agreed to in June 2005. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the lower of the following rates:

(a)	0.55% of the fund’s average net assets (including assets attributable to both common and preferred shares)
or
(b)	0.65% of the first $500 million of the fund’s average net assets (including assets attributable to both common and preferred shares);
0.55% of the next $500 million;
0.50% of the next $500 million;
0.45% of the next $5 billion;
0.425% of the next $5 billion;
0.405% of the next $5 billion;
0.39% of the next $5 billion; and
0.38% thereafter.

Based on net assets levels as of June 2005, the new fee schedule for your fund will result in lower management fees paid by common shareholders. The Trustees approved the new fee schedules for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 75th percentile in management fees and in the 75th percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, which as of January 1, 2006, reflects the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, taking into account the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share, cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group, Lipper High Yield Municipal Debt Funds (closed-end) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

75th	77th	77th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 12, 10, and 10 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.) The Trustees noted the disappointing performance for your fund for the one-, three- and five years ended December 31, 2004. In this regard, the Trustees considered that, over the past two years, the fund has implemented a redesigned investment process that includes placing greater focus on diversification among lower-rated issuers. The fund also generally uses less investment leverage than the other closed-end funds in its Lipper peer group. Because investment leverage has the potential to increase a fund’s yield under some market conditions, the fund’s lower use of leverage may at times cause its performance to trail the performance of its peer group.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper High Yield Municipal Debt Funds (closed-end) category for the one-, five-, and ten-year periods ended March 31, 2006, were 82%, 85%, and 70%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 13th out of 15, 11th out of 12, and 9th out of 12 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements, which provide benefits to Putnam Fiduciary Trust Company, an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam High Yield Municipal Trust :

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Municipal Trust, including the fund’s portfolio, as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Municipal Trust as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts May 12, 2006

The fund’s portfolio 3/31/06

Key to abbreviations
AMBAC — AMBAC Indemnity Corporation	FSA — Financial Security Assurance
COP — Certificate of Participation	GNMA Coll. — Government National Mortgage
FGIC — Financial Guaranty Insurance Company	Association Collateralized
FHA Insd. — Federal Housing Administration Insured	G.O. Bonds — General Obligation Bonds
FHLMC Coll. — Federal Home Loan Mortgage	MBIA — MBIA Insurance Company
Corporation Collateralized	U.S. Govt. Coll. — U.S. Government Collateralized
FNMA Coll. — Federal National Mortgage	VRDN — Variable Rate Demand Notes
Association Collateralized

MUNICIPAL BONDS AND NOTES (120.9%)*

	Rating **	Principal amount	Value

Alabama (0.8%)
Butler, Indl. Dev. Board Solid Waste Disp.
Rev. Bonds
(GA. Pacific Corp.), 5 3/4s, 9/1/28	B	$550,000	$541,123
Phenix City, Indl. Dev. Board Rev. Bonds
(Mead Coated Board), Ser. A, 5.3s,
4/1/27 (Prerefunded)	AAA	500,000	524,300
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/35	B/P	250,000	254,943
			1,320,366

Arizona (2.4%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
Bonds (Tucson Elec. Pwr. Co.), Ser. A,
5.85s, 3/1/28	Ba1	250,000	250,668
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 3/8s,
12/1/37 (Prerefunded)	BBB	500,000	574,180
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 1/4s, 12/1/19	B+/P	1,000,000	1,087,630
Coconino Cnty., Poll. Control Rev. Bonds
(Tuscon/Navajo Elec. Pwr.), Ser. A,
7 1/8s, 10/1/32	Ba1	750,000	783,330
Glendale, Indl. Dev. Auth. Rev. Bonds
(John C. Lincoln Hlth.), Ser. B, 5 1/4s, 12/1/19	BBB	500,000	523,090
Pima Cnty., Indl Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB-	325,000	310,755
Tempe, Indl. Dev. Auth. Sr. Living Rev. Bonds
(Friendship Village), Ser. A, 5 3/8s, 12/1/13	BB-/P	500,000	506,815
			4,036,468

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

Arkansas (1.4%)
Independence Cnty., Poll. Control Rev. Bonds
(Entergy, Inc.), 5s, 1/1/21	A-	$400,000	$403,464
Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s,
2/1/27 (Prerefunded)	BB/P	1,000,000	1,086,810
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.), Ser. B
5s, 2/1/25	Baa2	285,000	288,018
5s, 2/1/11	Baa2	500,000	516,385
			2,294,677

California (11.5%)
CA Rev. Bonds (Stanford Hosp. & Clinics),
Ser. A, 5s, 11/15/23	A2	1,000,000	1,027,330
CA Poll. Control Fin. Auth. Solid Waste
Disp. Rev. Bonds (Waste Management, Inc.),
Ser. A-2, 5.4s, 4/1/25	BBB	560,000	583,251
CA State G.O. Bonds, 5s, 5/1/24	A2	1,000,000	1,038,380
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	1,500,000	1,571,100
(Thomas Jefferson School of Law),
Ser. A, 4 7/8s, 10/1/35	BBB-	200,000	195,560
CA Statewide Cmntys. Dev. Auth. Apt.
Mandatory Put Bonds (Irvine Apt. Cmntys.),
Ser. A-3, 5.1s, 5/17/10	Baa2	875,000	900,996
Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser.
04-02, 5.05s, 9/2/35	BB+/P	645,000	641,059
Chula Vista Rev. Bonds (San Diego Gas),
Ser. B, 5s, 12/1/27	A1	375,000	381,278
Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 06-1 Eastlake Woods Area),
6.1s, 9/1/21	BB+/P	1,000,000	1,057,820
(No. 08-1 Otay Ranch Village Six),
6s, 9/1/33	BB/P	500,000	517,420
(No 07-I Otay Ranch Village Eleven),
5 7/8s, 9/1/34	BB-/P	250,000	260,495
Folsom, Special Tax Rev. Bonds (Cmnty. Facs.
Dist. No. 10), 5 7/8s, 9/1/28	BB/P	350,000	360,490
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	2,000,000	2,032,180
Gilroy, Rev. Bonds (Bonfante Gardens Park),
8s, 11/1/25	B-/P	385,000	313,486
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. B, 5 5/8s, 6/1/38 (Prerefunded)	Aaa	1,000,000	1,103,470
Ser. 03 A-1, 5s, 6/1/21	BBB	500,000	503,550

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

California continued
Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds (Assmt. Dist. No. 00-18-GRP 3),
5.55s, 9/2/26	BB+/P	$500,000	$511,825
Murrieta, Cmnty. Fac. Dist. Special Tax (No. 2
The Oaks Impt. Area A), 6s, 9/1/34	BB+/P	250,000	260,355
Orange Cnty., Cmnty. Fac. Dist. Rev. Bonds
(Ladera Ranch - No. 1), 6s, 8/15/25	BBB/P	1,000,000	1,104,150
Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (No. 02-1 Ladera Ranch), Ser. A,
5.55s, 8/15/33	BBB/P	250,000	255,213
Roseville, Cmnty. Fac. Special Tax (Dist.
No. 1 - Westpark), 5s, 9/1/20	BB/P	500,000	495,420
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. No. 1 - Westpark), 5 1/4s, 9/1/19	BB/P	100,000	101,628
Santaluz Cmnty., Facs. Dist. No. 2 Special Tax
Rev. Bonds (Impt. Area No. 1), Ser. B,
6 3/8s, 9/1/30	BBB/P	740,000	749,095
Sunnyvale, Special Tax Rev. Bonds (Cmnty.
Fac. Dist.No. 1), 7 3/4s, 8/1/32	BB-/P	835,000	904,697
Thousand Oaks, Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Marketplace 94-1), zero %, 9/1/14	B/P	1,300,000	714,623
Vallejo, COP (Marine World Foundation),
7.2s, 2/1/26	BBB-/P	2,000,000	2,078,500
			19,663,371

Colorado (0.6%)
CO. Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), Ser. B, 3 3/4s, 6/1/34	A3	1,000,000	980,120

Connecticut (0.5%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park Baptist, Inc.),
5.85s,12/1/33	BBB+	750,000	786,195

Delaware (0.7%)
GMAC Muni. Mtge. Trust 144A sub. notes,
Ser. A1-2, 4.9s, 10/31/39	A3	1,000,000	1,010,430
Sussex Cnty., Rev. Bonds (First Mtge. -
Cadbury Lewes), Ser. A, 5.9s, 1/1/26	B/P	150,000	151,317
			1,161,747

District of Columbia (0.6%)
DC Tobacco Settlement Fin. Corp. Rev.
Bonds, 6 1/4s, 5/15/24	BBB	1,000,000	1,063,010

Florida (8.4%)
CFM Cmnty., Dev. Dist. Rev. Bonds
(Cap. Impt.), Ser. B, 5 7/8s, 5/1/14	BB-/P	750,000	766,628
Double Branch Cmnty. Dev. Dist. Rev.
Bonds, Ser. A, 6.7s, 5/1/34	BB/P	990,000	1,072,170

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

Florida continued
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds,
Ser. B
5 1/8s, 11/1/09	BB/P	$215,000	$214,630
5s, 11/1/07	BB/P	75,000	74,675
FL State Mid-Bay Bridge Auth. Rev. Bonds,
Ser. A, 6.05s, 10/1/22	BBB/P	770,000	795,834
Fleming Island, Plantation Cmnty. Dev. Dist.
Special Assmt. Rev. Bonds, Ser. B,
7 3/8s, 5/1/31	BB/P	350,000	374,196
Halifax, Hosp. Med. Ctr. Rev. Bonds,
Ser. A, 7 1/4s, 10/1/29	BBB+/F	500,000	554,880
Heritage Harbour Marketplace Cmnty.,
Dev. Dist. Special Assmt., 5.6s, 5/1/36	BB-/P	400,000	402,240
Heritage Isle at Viera, Cmnty. Dev. Dist.
Special Assmt., Ser. B, 5s, 11/1/09	BB/P	290,000	289,472
Islands at Doral III, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. 04-A, 5.9s, 5/1/35	BB/P	500,000	516,585
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s,
10/1/25	BB-/P	1,100,000	1,125,278
Lee Cnty., Indl. Dev. Auth. Rev. Bonds (Alliance
Cmnty.), Ser. C, 5 1/2s, 11/15/29	BBB-	1,075,000	1,063,723
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.8s, 11/15/31	Ba1	500,000	552,505
North Springs, Impt. Dist. Special Assmt.
Rev. Bonds (Parkland Golf Country Club),
Ser. A-1, 5.45s, 5/1/26	BB-/P	755,000	750,410
Old Palm, Cmnty. Dev. Dist. Special Assmt.
Bonds (Palm Beach Gardens), Ser. A,
5.9s, 5/1/35	BB/P	500,000	514,505
Orange Cnty., Hlth. Fac. Auth. Rev.
Bonds (Orlando Regl. Hlth. Care),
5 3/4s, 12/1/32	A2	500,000	553,735
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds,6 1/4s, 5/1/36	BB-/P	750,000	784,785
South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-2, 5 3/8s, 5/1/13	BB-/P	750,000	758,670
South Village, Cmnty. Dev. Dist. Rev.
Bonds, Ser. A, 5.7s, 5/1/35	BB-/P	500,000	508,110
Tampa Bay, Cmnty. Dev. Dist. Special Assmt.
(New Port), Ser. A, 5 7/8s, 5/1/38	BB-/P	200,000	201,152
Tern Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B, 5s, 5/1/15	BB-/P	600,000	601,500
Tern Bay, Cmnty. Dev. Dist. Special Assmt.,
Ser. A, 5 3/8s, 5/1/37	BB-/P	200,000	200,706
Tolomato, Cmnty. Dev. Dist. Special Assmt.,
5.4s, 5/1/37	BB-/P	125,000	126,065

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

Florida continued
Verandah, West Cmnty. Dev. Dist. Rev. Bonds
(Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BBB-/P	$490,000	$521,806
Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
(Cmnty. Infrastructure), Ser. B, 5s, 11/1/13	BB-/P	200,000	199,380
World Commerce Cmnty. Dev. Dist. Special
Assmt., Ser. A-1
6 1/2s, 5/1/36	BB-/P	500,000	518,680
6 1/4s, 5/1/22	BB-/P	200,000	207,124
			14,249,444

Georgia (5.6%)
Burke Cnty., Poll. Control Dev. Auth. Mandatory
Put Bonds (GA Power Co.), 4.45s, 12/1/08	A2	2,000,000	2,033,460
Forsyth Cnty., Hosp. Auth. Rev. Bonds
(Baptist Hlth. Care Syst.), U.S. Govt. Coll.,
6 1/4s, 10/1/18 (Prerefunded)	AAA	2,000,000	2,274,760
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	B+/P	175,000	176,232
GA Muni. Elec. Auth. Rev. Bonds,
AMBAC, 5s, 1/1/26	Aaa	1,750,000	1,803,568
Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	2,400,000	2,404,008
Rockdale Cnty., Dev. Auth. Solid Waste Disp.
Rev. Bonds (Visay Paper, Inc.), 7.4s, 1/1/16	B+/P	755,000	756,344
			9,448,372

Idaho (0.9%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	750,000	762,645
Madison Cnty., Hosp. COP
5 1/8s, 9/1/14	BBB-	500,000	514,560
5 1/8s, 9/1/13	BBB-	250,000	257,648
			1,534,853

Illinois (1.3%)
IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist
Hlth. Syst./Sunbelt Obligation), 5.65s, 11/15/24	A2	750,000	802,920
IL Fin. Auth. Rev. Bonds
(Landing At Plymouth Place), Ser. A,
6s, 5/15/25	B+/P	200,000	202,860
(Friendship Village Schaumburg),
Ser. A, 5 5/8s, 2/15/37	B+/P	200,000	201,860
IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	250,000	250,410
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	219,898	195,975
(Elmhurst Memorial Hlth. Care),
5 5/8s, 1/1/28	A2	500,000	521,715
			2,175,740

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

Indiana (2.1%)
Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	$1,000,000	$1,032,590
Jasper Hosp. Auth. Rev. Bonds (Memorial
Hosp.), 5 1/2s, 11/1/32	AA	500,000	523,525
Rockport, Poll. Control Rev. Bonds
(Indiana-Michigan Pwr.), Ser. A, 4.9s, 6/1/25	Baa2	2,000,000	2,013,940
			3,570,055

Iowa (3.3%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25	BBB-/P	2,400,000	2,852,736
IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A, 6 1/8s, 11/15/32	BB/P	550,000	554,752
IA State Higher Ed. Loan Auth. 5s, 10/1/22	BBB-/F	800,000	785,896
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	500,000	503,735
Ser. B, zero %, 6/1/34	BBB	1,000,000	929,860
			5,626,979

Kentucky (0.2%)
Kentucky Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtg.), Ser. IA, 6 1/2s, 1/1/29	B+/P	305,000	309,383

Louisiana (1.2%)
Desoto Parish, Rev. Bonds (Intl. Paper Co.
Project), Ser. A, 5s, 10/1/12	BBB	500,000	511,110
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (Hlth. Care - St. James Place),
Ser. A, 7s, 11/1/25	B-/P	1,320,000	1,336,236
LA Pub. Fac. Auth. Rev. Bonds (Pennington
Med. Foundation), 5s, 7/1/16	A3	250,000	261,958
			2,109,304

Maine (1.1%)
ME State Hsg. Auth. Rev. Bonds, Ser. D-2-AMT,
5s, 11/15/27	Aa1	805,000	819,490
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	Ba2	1,000,000	1,084,140
			1,903,630

Maryland (2.1%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (Medstar Hlth.), 5 3/4s, 8/15/15	Baa1	500,000	541,670
MD State Indl. Dev. Fin. Auth. Econ. Dev.
Rev. Bonds (Our Lady of Good Counsel School),
Ser. A, 6s, 5/1/35	B/P	200,000	212,636
MuniMae Tax Exempt Bond Subsidiary,
LLC 144A Ser. A-3, 4.95s, 12/31/49	A3	2,000,000	2,002,180

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

Maryland continued
Westminster, Econ. Dev Rev. Bonds
(Carroll Lutheran Village), Ser. A, 6 1/4s, 5/1/34	BB/P	$600,000	$617,952
Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A, 5 7/8s, 5/1/21	BB/P	150,000	153,620
			3,528,058

Massachusetts (5.5%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB-/P	1,000,000	1,006,940
MA State Dev. Fin. Agcy. Rev. Bonds (Boston
Biomedical Research), 5 3/4s, 2/1/29	Baa3	1,000,000	1,040,820
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments), Ser. A, 9s, 12/15/15	BBB-/P	750,000	902,865
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	350,000	379,236
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,575,000	1,725,806
(Hlth. Care Syst. Covenant Hlth.), Ser. E,
6s, 7/1/31	A	1,350,000	1,459,634
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	1,046,300
(Caritas Christi Oblig. Group), Ser. A, ,
5 1/4s 7/1/08	BBB	500,000	508,930
MA State Indl. Fin. Agcy. R (TNG Marina
Bay LLC Project), 7 1/2s, 12/1/27 (Prerefunded)	AAA	390,000	421,867
MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton),
7.9s, 1/1/24	BB-/P	250,000	252,500
(1st Mtge. Berkshire Retirement),
Ser. A, 6 5/8s, 7/1/16	BBB-	600,000	602,250
			9,347,148

Michigan (4.7%)
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
3.15s, 7/1/33	VMIG1	1,400,000	1,400,000
Dickinson Cnty., Econ. Dev. Corp. Poll.
Control Rev. Bonds (Intl. Paper Co.), Ser. A,
4.8s, 11/1/18	BBB	900,000	881,676
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City Hosp. OB Group), Ser. A,
5 3/4s, 9/1/17	Ba1	500,000	487,735
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	1,049,180
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/30	BBB	500,000	486,320
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	Aaa	1,000,000	993,360
MI State Strategic Fund Solid Waste Disp. Rev.
Bonds (Genesee Pwr. Station), 7 1/2s, 1/1/21	B/P	455,000	448,475

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

Michigan continued
MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S.
Govt. Coll., 5 3/4s, 10/1/22	AAA/P	$1,350,000	$1,514,700
Midland Cnty., Econ. Dev. Corp. Rev. Bonds
6 7/8s, 7/23/09	B	500,000	503,630
6 3/4s, 7/23/09	B	250,000	250,903
			8,015,979

Minnesota (2.0%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.),
4.95s, 7/1/22	A	1,500,000	1,509,975
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (BSM Properties, Inc.), Ser. A,
5 7/8s, 12/1/28	BB/P	275,000	273,103
MN State Higher Ed. Fac. Auth. Rev. Bonds
(The College of St. Catherine), Ser. 5-N1,
5s, 10/1/18	Baa1	1,000,000	1,023,340
St. Paul, Hsg. & Redev. Auth. Hosp.
Rev. Bonds
(Hlth. East), 6s, 11/15/25	Baa3	350,000	379,488
(Healtheast), Ser. B, 5.85s, 11/1/17	Baa3	250,000	258,675
			3,444,581

Mississippi (1.0%)
Lowndes Cnty., Solid Waste Disp. & Poll. Control
Rev. Bonds (Weyerhaeuser Co.), Ser. B,
6.7s, 4/1/22	Baa2	1,000,000	1,179,530
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	555,000	581,623
			1,761,153

Missouri (3.1%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth.
Care Fac. Rev. Bonds (St. Francis Med. Ctr.),
Ser. A, 5 1/2s, 6/1/16	A+	1,000,000	1,068,100
Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (First Mtge. Bishop Spencer), Ser. A,
6 1/2s, 1/1/35	BB-/P	500,000	514,015
MO Hsg. Dev. Comm. Rev. Bonds (Home
Ownership), Ser. D, GNMA Coll., FNMA Coll.,
5.55s, 9/1/34	Aaa	1,525,000	1,571,680

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

Missouri continued
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan)
Ser. A-1, GNMA Coll, FNMA Coll,
7 1/2s, 3/1/31	AAA	$450,000	$466,898
Ser. B-1, GNMA Coll., FNMA Coll.,
7.45s, 9/1/31	AAA	475,000	480,263
Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	445,000	455,925
MO State Hsg. Dev. Comm. Single Fam.
Mtge. Rev. Bonds (Home Ownership Loan),
Ser. A-1, GNMA Coll., FNMA
Coll., 6 3/4s, 3/1/34	AAA	695,000	705,522
			5,262,403

Montana (0.6%)
Forsyth, Poll. Control Mandatory Put Bonds
(Avista Corp.), AMBAC, 5s, 12/30/08	Aaa	700,000	720,307
MT State Board Inv. Exempt Fac. Rev. Bonds
(Still Water Mining Project), 8s, 7/1/20	B1	250,000	263,295
			983,602

Nevada (4.3%)
Clark Cnty., G.O. Bonds (Pk. & Regl. Justice
Ctr.), FGIC, 5 5/8s, 11/1/19 (Prerefunded)	Aaa	3,500,000	3,729,460
Clark Cnty., Impt. Dist. Special Assmt.
(Summerlin No. 151), 5s, 8/1/20	BB/P	425,000	419,411
Clark Cnty., Local Impt. Dist. Special Assmt.
Bonds (No. 142), 6.1s, 8/1/18	BB-/P	250,000	254,380
Henderson, Local Impt. Dist. Special Assmt.
(No. T-14), 5.8s, 3/1/23	BB-/P	230,000	237,482
(No. T-16), 5 1/8s, 3/1/25	BB-/P	200,000	197,488
(No. T-17), 5s, 9/1/18	BB-/P	100,000	99,538
Henderson, Local Impt. Dist. Special Assmt.
Bonds (No. T-14), 5.55s, 3/1/17	BB-/P	805,000	825,101
Las Vegas, Local Impt. Board Special Assmt.
(Dist. No. 607), 5.9s, 6/1/18	BB-/P	325,000	334,932
Las Vegas, Special Impt. Dist. Rev. Bonds
(No. 809 - Summerlin Area), 5.65s, 6/1/23	BB/P	250,000	254,823
Washoe Cnty., Wtr. Fac. Mandatory Put
Bonds (Sierra Pacific Pwr. Co.), 5s, 7/1/09	Ba1	1,000,000	995,500
			7,348,115

New Hampshire (2.3%)
NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
(Riverwoods at Exeter), Ser. A, 6 3/8s, 3/1/13	BB+/P	595,000	604,461
NH Higher Edl. & Hlth. Fac. Auth. Rev.
Bonds, Ser. 05
6 3/8s, 1/1/27	BBB-	605,000	620,869
6 3/8s, 1/1/27 (Prerefunded)	BBB-	220,000	228,600
NH Higher Edl. & Hlth. Facs. Auth. Rev. Bonds
(NH College), 6 3/8s, 1/1/27 (Prerefunded)	BBB-	175,000	181,841

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

New Hampshire continued
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A,
6 7/8s, 5/1/33	B/P	$600,000	$615,972
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB	600,000	604,122
NH State Bus. Fin. Auth. Rev. Bonds (Franklin
Regl. Hosp. Assn.), Ser. A, 6.05s, 9/1/29	BBB-/P	485,000	470,804
NH State Bus. Fin. Auth. Poll. Control Rev.
Bonds, 3 1/2s, 7/1/27	Baa2	650,000	629,408
NH State Bus. Fin. Auth. Swr. & Solid Waste
Rev. Bonds (Crown Paper Co.), 7 7/8s,
7/1/26 (In default) †	D/P	1,394,189	14
			3,956,091

New Jersey (5.1%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cranes Mill), Ser. A, 7 1/2s,
2/1/27 (Prerefunded)	Aaa	600,000	630,654
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba3	1,500,000	1,534,635
(United Methodist Homes), Ser. A-1,
6 1/4s, 7/1/33	BB+	1,000,000	1,049,870
(First Mtge. Lions Gate), Ser. A,
5 7/8s, 1/1/37	B/P	200,000	202,048
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,000,000	1,059,490
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30	Baa3	500,000	551,620
Tobacco Settlement Fin. Corp. Rev. Bonds,
6 3/8s, 6/1/32	BBB	3,410,000	3,718,810
			8,747,127

New Mexico (2.9%)
Farmington, Poll. Control Rev. Bonds (San Juan),
Ser. B, 4 7/8s, 4/1/33	Baa2	600,000	596,874
Farmington, Poll. Control VRDN (AZ Pub.
Service Co.), Ser. B, 3.15s, 9/1/24	P-1	3,900,000	3,900,000
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. D-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.64s, 9/1/33	AAA	440,000	456,179
			4,953,053

New York (9.3%)
Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A,
6s, 5/1/29	B+/P	750,000	760,080
Livingston Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds (Nicholas H. Noyes
Memorial Hosp.)
5 3/4s, 7/1/15	BB	325,000	336,450
5s, 7/1/10	BB	175,000	175,583

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

New York continued
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A	$775,000	$795,390
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds,
Ser. C, 5 5/8s, 11/15/24	Baa3	400,000	416,872
NY City, G.O. Bonds, Ser. C, 5 1/4s, 8/1/11	A1	1,000,000	1,064,260
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.)
Ser. B, 6 3/4s, 3/1/15	B-/P	200,000	214,118
Ser. A, 6 1/4s, 3/1/15	B-/P	500,000	527,995
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A,
6 3/8s, 7/1/31	B2	830,000	844,176
(Brooklyn Polytech. U. Project J),
6 1/8s, 11/1/30	BB+	200,000	200,148
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I LLC), Ser. A, 5 1/2s, 7/1/28	Baa3	1,300,000	1,332,539
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines - JFK Intl., Arpt.), 7 1/2s,
8/1/16	B-	1,000,000	1,100,490
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	1,300,000	1,196,052
NY State Dorm. Auth. Rev. Bonds (Mt. Sinai
NYU Hlth.), Ser. C, 5s, 7/1/11	Ba1	500,000	506,615
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	1,400,000	1,437,800
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC), 7s, 11/1/30
(acquired 12/9/98, cost $1,200,000)‡	BB/P	1,200,000	1,256,364
Port Auth. NY & NJ Rev. Bonds (Kennedy
Intl. Arpt. - 4th Installment), 6 3/4s, 10/1/11	BB+/P	500,000	511,670
Port. Auth. NY & NJ Special Obligation
Rev. Bonds, 7s, 10/1/07	BB+/P	200,000	202,798
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	B+/P	1,000,000	1,093,850
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s Ferry),
Ser. A, 7 1/4s, 11/1/28	BB/P	1,000,000	1,072,480
Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st
Mtge. - Jewish Home), Ser. A, 7 3/8s, 3/1/21	BB-/P	800,000	835,624
			15,881,354

North Carolina (2.7%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 5.3s, 1/1/15	Baa2	1,500,000	1,582,365
NC Med. Care Cmnty. Healthcare Fac. Rev.
Bonds (Deerfield), Ser. A, 5s, 11/1/23	A-/F	250,000	256,120

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

North Carolina continued
NC Med. Care Comm. Retirement Fac.
Rev. Bonds (First Mtge. -Givens Estates),
Ser. A, 6 1/2s, 7/1/32	BB-/P	$750,000	$786,420
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	690,000	690,414
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	100,000	100,387
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	150,000	151,002
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	1,000,000	1,094,930
			4,661,638

North Dakota (0.7%)
Grand Forks, Hlth. Care Syst. Rev. Bonds
(Altru Hlth. Syst. Oblig. Group),
7 1/8s, 8/15/24	Baa2	1,000,000	1,108,960

Ohio (4.0%)
Coshocton Cnty., Env. Rev. Bonds (Smurfit-
Stone Container Corp.), 5 1/8s, 8/1/13	CCC+	600,000	577,446
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32	Aa3	1,000,000	1,103,410
Miami Cnty., Hosp. Fac. Rev. Bonds (Upper
Valley Med. Ctr.), Ser. A, 6 3/8s, 5/15/26	Baa1	500,000	511,020
Montgomery Cnty., Hosp. Rev. Bonds
(Kettering Med. Ctr.), 6 3/4s,
4/1/22 (Prerefunded)	A2	1,500,000	1,679,985
OH State Higher Edl. Fac. Mandatory Put
Bonds (Kenyon College), 4.85s, 7/1/14	A2	1,000,000	1,036,350
OH State Wtr. Dev. Auth. Poll. Control Fac.
Mandatory Put Bonds (Cleveland Elec.),
Class A, 3 3/4s, 10/1/08	Baa2	1,250,000	1,245,000
Toledo-Lucas Cnty., Port Auth. Rev.
Bonds (CSX Transn, Inc.), 6.45s, 12/15/21	Baa2	500,000	572,260
			6,725,471

Oklahoma (1.0%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll.,
FNMA Coll., 7.1s, 9/1/26	Aaa	330,000	339,804
(Homeownership Loan), Ser. C-2, GNMA
Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	250,000	264,178
OK State Indl. Dev. Auth. Rev. Bonds (Hlth.
Syst.), Ser. A, MBIA
5 3/4s, 8/15/29	AAA	580,000	614,226
5 3/4s, 8/15/29 (Prerefunded)	AAA	420,000	449,980
			1,668,188

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

Oregon (1.1%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB-/P	$1,000,000	$1,010,230
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (SingleFamily Mtge.), Ser. K,
5 5/8s, 7/1/29	Aa2	845,000	872,691
			1,882,921

Pennsylvania (5.6%)
Allegheny Cnty., Hosp. Dev. Auth. Rev.
Bonds (Hlth. Syst.), Ser. B
9 1/4s, 11/15/22	Ba3	195,000	233,308
9 1/4s, 11/15/15	Ba3	605,000	723,852
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. - USX Corp.), 6s, 1/15/14	Baa1	750,000	777,458
(Env. Impt.), 5 1/2s, 11/1/16	Ba1	600,000	617,424
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A, 6 1/8s, 1/1/25	BB/P	550,000	563,024
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB-	800,000	844,872
Erie-Western PA Port Auth. Rev. Bonds,
6 1/4s, 6/15/10	BB+/F	615,000	632,589
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26	A1	250,000	263,880
Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont
Care), 6 1/4s, 2/1/35	B/P	400,000	421,280
PA State Econ. Dev. Fin. Auth. Resource
Recvy. Rev. Bonds (Northampton Generating),
Ser. A, 6.6s, 1/1/19	B+	2,000,000	1,970,840
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Philadelphia College of Osteopathic
Medicine), 5s, 12/1/12	A	1,280,000	1,327,565
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A-	250,000	265,705
Scranton, G.O. Bonds, Ser. C, 7.1s,
9/1/31 (Prerefunded)	AAA/P	750,000	867,105
			9,508,902

Puerto Rico (0.6%)
PR Indl. Tourist Edl. Med. & Env. Control Fac.
Rev. Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	1,000,000	1,096,320

Rhode Island (1.2%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, 6 1/8s, 6/1/32	BBB	2,025,000	2,114,849

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

South Carolina (1.8%)
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp.
Rev. Bonds, 5 1/2s, 5/1/37	A2	$1,250,000	$1,314,775
SC Jobs Econ. Dev. Auth. Hosp. Fac.
(Palmetto Hlth.), Ser. C, 6s, 8/1/20	Baa1	110,000	119,048
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s,
12/15/21 (Prerefunded)	BBB+/F	600,000	698,334
(Palmetto Hlth.), Ser. C, 6s,
8/1/20 (Prerefunded)	Baa1	890,000	1,000,164
			3,132,321

South Dakota (1.3%)
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtg.), Ser. H, 5s, 5/1/28	AAA	850,000	867,782
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prairie Lakes), 5.65s, 4/1/22	Baa1	1,250,000	1,305,050
			2,172,832

Tennessee (2.6%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (First Mtge. - Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/33	BBB+	1,500,000	1,741,455
Johnson City, Hlth. & Edl. Facs. Board Retirement
Fac. Rev. Bonds (Appalachian Christian Village),
Ser. A, 6 1/4s, 2/15/32	BB-/P	400,000	409,932
Memphis-Shelby Cnty., Arpt. Auth. Rev.
Bonds (Federal Express Corp.), 5.05s, 9/1/12	Baa2	1,085,000	1,137,525
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26	A3	625,000	716,294
6 1/2s, 9/1/26 (Prerefunded)	A3	375,000	429,776
			4,434,982

Texas (4.8%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement), 5 7/8s, 11/15/18	BB/P	1,000,000	1,015,110
Fort Worth, Higher Ed. Fin. Corp. Rev. Bonds
(Wesleyan U.), Ser. A, 6s, 10/1/12	Ba2	400,000	405,552
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp.
Rev. Bonds (Memorial Hermann Hlth.
Care Syst.), Ser. A, 5 1/4s, 12/1/18	A2	700,000	740,334
Houston, Arpt. Syst. Rev. Bonds (Continental
Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B-	1,450,000	1,480,059
Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
(Memorial Hlth. Syst. of East TX), 5.7s,
2/15/28 (Prerefunded)	BBB+	250,000	263,710
Sabine River Auth. Rev. Bonds (TXU Electric),
Ser. C, 5.2s, 5/1/28	Baa2	500,000	508,275

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

Texas continued
Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl.
Hosp.), 6s, 7/1/29	Baa3	$2,150,000	$2,256,017
TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds, Ser. C, GNMA/FNMA Coll.,
6.9s, 7/2/24 #	AAA	1,550,000	1,547,799
			8,216,856

Utah (0.9%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A, 7 1/2s, 2/1/10	BB-	800,000	813,896
UT Cnty., Env. Impt. Rev. Bonds
(Marathon Oil), 5.05s, 11/1/17	Baa1	750,000	781,148
			1,595,044

Vermont (1.2%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 18A, FSA,
4.62s, 5/1/29	Aaa	1,950,000	1,970,943

Virginia (1.9%)
Henrico Cnty. Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	400,000	418,540
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	600,000	631,878
Henrico Cnty., Econ. Dev. Auth. Res. Care
Fac. Rev. Bonds (VA Baptist Homes), Ser. A,
5 1/4s, 7/1/25	B+/P	250,000	246,230
Hopewell, Indl. Dev. Auth. Env. Impt. Rev.
Bonds (Smurfit-Stone Container Corp.),
5 1/4s, 6/1/15	CCC+	200,000	190,210
James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB-/P	500,000	519,470
Prince William Cnty., Indl. Dev. Auth.
Hosp. Rev. Bonds (Potomac Hosp. Corp.),
5.35s, 10/1/36	A3	1,000,000	1,042,300
Winchester, Indl. Dev. Auth. Residential
Care Fac. Rev. Bonds (Westminster-
Canterbury), Ser. A, 5.2s, 1/1/27	BB/P	200,000	200,122
			3,248,750

Washington (0.6%)
Tobacco Settlement Auth. of WA Rev.
Bonds, 6 1/2s, 6/1/26	BBB	985,000	1,075,354

West Virginia (0.5%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	825,000	822,929

MUNICIPAL BONDS AND NOTES (120.9%)* continued

	Rating **	Principal amount	Value

Wisconsin (1.9%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds, 6 3/8s, 6/1/32	BBB	$ 1,500,000	$1,611,285
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30	A2	1,600,000	1,689,765
			3,301,050

Wyoming (1.0%)
Sweetwater Cnty., Poll. Control VRDN
(Pacificorp.), Ser. B, 3.17s, 1/1/14	P-1	1,425,000	1,425,000
Sweetwater Cnty., Solid Waste Disp. Rev.
Bonds (FMC Corp.), 5.6s, 12/1/35	Baa3	300,000	309,732
			1,734,732

Total municipal bonds and notes (cost $197,114,025)			$205,935,420

COMMON STOCKS (—%)* (cost $1,428,766)

		Shares	Value

Tembec, Inc. (Canada) †		29,974	$51,400

TOTAL INVESTMENTS

Total investments (cost $198,542,791)			$205,986,820

* Percentages indicated are based on net assets of $170,383,855

** The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at March 31,
2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2006. Securities rated by Fitch are indicated by “/F”.
Securities rated by Putnam are indicated by “/P”. Ratings are not covered by the Report of Independent Registered Public
Accounting Firm.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31,
2006 was $1,256,364 or 0.7% of net assets.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2006.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at March 31, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The fund had the following industry group concentrations greater than 10% at March 31, 2006 (as a percentage of net assets):
Health care	45.8%
Utilities	14.5
Housing	10.0

FUTURES CONTRACTS OUTSTANDING at 3/31/06

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Long Bond (Short)	50	$5,457,813	Jun-06	$182,276

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/06

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $198,542,791)	$205,986,820

Cash	7,468,117

Interest and other receivables	3,348,053

Receivable for securities sold	1,569,066

Receivable for variation margin (Note 1)	1,563

Total assets	218,373,619

LIABILITIES
Distributions payable to shareholders	686,748

Accrued preferred shares distribution payable (Note 1)	7,948

Payable for securities purchased	1,787,276

Payable for shares of the fund repurchased (Note 4)	79,093

Payable for compensation of Manager (Note 2)	292,379

Payable for investor servicing and custodian fees (Note 2)	14,957

Payable for Trustee compensation and expenses (Note 2)	41,830

Payable for administrative services (Note 2)	1,338

Other accrued expenses	78,195

Total liabilities	2,989,764

Series A remarketed preferred shares: (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)	45,000,000

Net assets applicable to common shares outstanding	$170,383,855

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized)
(Notes 1 and 5)	$189,871,130

Undistributed net investment income (Note 1)	65,456

Accumulated net realized loss on investments (Note 1)	(27,179,036)

Net unrealized appreciation of investments	7,626,305

Total — Representing net assets applicable to common shares outstanding	$170,383,855

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($170,383,855 divided by 21,777,146 shares)	$7.82

The accompanying notes are an integral part of these financial statements.

Statement of operations 3/31/06

INTEREST INCOME	$11,701,805

EXPENSES
Compensation of Manager (Note 2)	1,448,462

Investor servicing fees (Note 2)	86,711

Custodian fees (Note 2)	104,108

Trustee compensation and expenses (Note 2)	24,930

Administrative services (Note 2)	19,193

Preferred share remarketing agent fees	117,296

Other	195,356

Total expenses	1,996,056

Expense reduction (Note 2)	(61,755)

Net expenses	1,934,301

Net investment income	9,767,504

Net realized loss on investments (Notes 1 and 3)	(877,343)

Net realized loss on futures contracts (Note 1)	(9,395)

Net unrealized appreciation of investments and futures contracts during the year	2,629,108

Net gain on investments	1,742,370

Net increase in net assets resulting from operations	$11,509,874

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)
From tax exempt income	(1,208,039)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$10,301,835

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	3/31/06	3/31/05

Operations:
Net investment income	$ 9,767,504	$ 9,623,015

Net realized loss on investments	(886,738)	(4,427,854)

Net unrealized appreciation of investments	2,629,108	3,194,399

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)
From tax exempt income	(1,208,039)	(644,013)

From ordinary income	—	(2,126)

Net increase in net assets resulting from operations
(applicable to common shareholders)	10,301,835	7,743,421

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)
From tax exempt income	(8,351,237)	(8,717,234)

From ordinary income	—	(37,852)

Decrease from shares repurchased (Note 5)	(3,370,432)	—

Total decrease in net assets	(1,419,834)	(1,011,665)

NET ASSETS
Beginning of year	171,803,689	172,815,354

End of year (including undistributed net investment income
and distribution in excess of net investment income
of $65,456 and $123,427, respectively)	$170,383,855	$171,803,689

NUMBER OF FUND SHARES
Common shares outstanding at beginning of year	22,267,310	22,267,310

Shares repurchased (Note 5)	(490,164)	—

Common shares outstanding at end of year	21,777,146	22,267,310

Remarketed preferred shares outstanding at beginning
and end of year	900	900

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	3/31/06	3/31/05	3/31/04	3/31/03	3/31/02

Net asset value,
beginning of period
(common shares)	$7.72	$7.76	$7.53	$7.79	$8.22

Investment operations:
Net investment income (a)	.44	.43	.47	.55	.61

Net realized and unrealized
gain (loss) on investments	.07	(.05)	.22	(.26)	(.46)

Total from
investment operations	.51	.38	.69	.29	.15

Distributions to preferred shareholders:
From net investment income	(.05)	(.03)	(.02)	(.03)	(.04)

Total from investment operations:
(applicable to common shareholders)	.46	.35	.67	.26	.11

Distributions to common shareholders:
From net investment income	(.38)	(.39)	(.44)	(.52)	(.54)

Total distributions	(.38)	(.39)	(.44)	(.52)	(.54)

Increase from shares repurchased	.02	—	—	—	—

Net asset value, end of period
(common shares)	$7.82	$7.72	$7.76	$7.53	$7.79

Market value, end of period
(common shares)	$7.01	$6.67	$7.04	$6.97	$7.59

Total return at
market value (%)
(common shares) (b)	10.92	0.50	7.54	(1.55)	(1.23)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares) (in thousands)	$170,384	$171,804	$172,815	$167,734	$173,406

Ratio of expenses to
average net assets (%)(c,d)	1.15	1.19	1.16	1.17	1.15

Ratio of net investment income
to average net assets (%)(c)	4.93	5.26	5.84	6.70	7.04

Portfolio turnover (%)	22.39	24.67	36.95	34.56	18.38

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/06

Note 1: Significant accounting policies

Putnam High Yield Municipal Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high-yielding tax-exempt municipal securities constituting a portfolio that the fund’s manager, Putnam Investment Management, LLC, (“Putnam Management”) an indirect wholly owned subsidiary of Putnam, LLC, believes to be consistent with prudent investment management. The fund invests a substantial portion of its assets in higher yielding, lower rated bonds that have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2006, the fund had a capital loss carryover of $25,277,774 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 3,861,203	March 31, 2007

1,445,345	March 31, 2008

1,742,951	March 31, 2009

865,353	March 31, 2010

678,750	March 31, 2011

12,315,216	March 31, 2012

4,095,518	March 31, 2013

273,438	March 31, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending March 31, 2007, $1,070,983 of losses recognized during the period November 1, 2005 to March 31, 2006.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remar-keted preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on March 31, 2006 was 3.22% . The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2006, the fund reclassified $19,345 to decrease undistributed net investment income and $7,978,665 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $7,998,010.

The tax basis components of distributable earnings and the federal tax cost as of period end March 31, 2006 were as follows:

Unrealized appreciation	$ 9,997,831
Unrealized depreciation	(2,545,500)
—————————————
Net unrealized appreciation	7,452,331
Undistributed tax-exempt income	836,627
Undistributed ordinary income	8,577
Capital loss carryforward	(25,277,774)
Post-October loss	(1,070,983)
Cost for federal income tax purposes	$198,534,489

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the funds management fee was based on 0.70% of the average weekly net assets attributable to common and preferred shares.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended March 31, 2006, the fund incurred $190,819 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended March 31, 2006, the fund’s expenses were reduced by $61,755 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $274, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended March 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $46,486,348 and $52,999,059, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and restrictions imposed by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At March 31, 2006, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months following the announcement. In March 2006, the Trustees approved an expansion of this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended March 31, 2006, the fund repurchased 490,164 common shares for an aggregate purchase price of $3,370,432, which reflects a weighted-average discount from net asset value per share of 12.1% .

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal Income Tax purposes.

Shareholder meeting results (Unaudited)

The annual meeting of shareholders of the fund was held on October 28, 2005.

At the meeting, each of the nominees for Trustees was elected, as follows:

		Common and preferred shares
	Votes for		Votes withheld

Jameson A. Baxter	18,012,538		1,147,389

Charles B. Curtis	18,015,361		1,144,566

Myra R. Drucker	18,028,681		1,131,246

Charles E. Haldeman, Jr.	17,992,903		1,167,024

Paul L. Joskow	18,023,900		1,136,027

Elizabeth T. Kennan	18,014,791		1,145,136

John H. Mullin, III	18,016,462		1,143,465

George Putnam, III	18,005,283		1,154,644

W. Thomas Stephens	18,028,900		1,131,027

Richard B. Worley	18,012,023		1,147,904

		Preferred shares
	Votes for		Votes withheld

John A. Hill	815		51

Robert E. Patterson	815		51

A proposal to convert the fund to an open-end investment company and approve certain related changes to the fund’s Agreement and Declaration of Trust was defeated as follows:

		Common shares
Votes for	Votes against		Abstentions

2,227,504	6,255,264		10,676,292

		Preferred shares
Votes for	Votes against		Abstentions

0	380		486

All tabulations are rounded to nearest whole number.

Compliance certifications (Unaudited)

On November 17, 2005, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of March 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of
Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh &
McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
KPMG LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN711 233450 5/06

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal	Audit	Audit-	Tax	All Other
year	Fees	Related	Fees	Fees
ended		Fees

March 31, 2006	$34,592	$22,100	$4,192	$ -
March 31, 2005	$34,550	$20,900	$4,150	$ -

For the fiscal years ended March 31, 2006 and March 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $26,292 and $25,050 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
March 31,
2006	$ -	$ -	$ -	$ -
March 31
2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson) W. Thomas Stephens John A. Hill (b) Not applicable Item 6. Schedule of Investments:
The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds
The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

* The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

* The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors.

These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted January 13, 2006

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance

Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s and Putnam Investments Limited’s (for funds having Putnam Investments Limited as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leader	Joined
	Fund	Employer	Positions Over Past Five Years

David Hamlin	2002	Putnam	Team Leader, Tax Exempt Team
		Management	Previously, Director, Tax Exempt,
		1998 – Present	Investment Grade

Portfolio Members	Joined
	Fund	Employer	Positions Over Past Five Years

Paul Drury	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager; Senior
		1989 – Present	Trader

Susan McCormack	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager
1994 – Present

James St. John	2003	Putnam	Portfolio Construction Specialist
		Management	Previously, Quantitative Analyst
1998 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio Leader or	Other SEC-registered open-end		assets from more than one		single-sponsor defined
Member	and closed-end funds		client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

David Hamlin	27	$9,865,700,000	3	$900,000	2	$415,500,000

Paul Drury	27	$9,865,700,000	3	$900,000	2	$415,500,000

Susan McCormack	27	$9,865,700,000	3	$900,000	2	$415,500,000

Jim St. John	27	$9,865,700,000	3	$ 900,000	2	$415,500,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

* The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

* The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

* The trading of other accounts could be used to benefit higher-fee accounts (front- running).

* The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

* Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

* All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

* All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

* Front running is strictly prohibited.

* The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio

Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$ 50,000	$100,000	$500,000	$1,000,000	and over
David Hamlin	2006	*
Portfolio Leader	2005	*
Paul Drury	2006	*
Portfolio Member	2005	*
Susan McCormack	2006	*
Portfolio Member	2005	*
James St. John	2006	*
Portfolio Member	2005	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

October 7-
October
31,2005	15,107	$6.80	15,107	2,211,624
November 1 -
November 30,
2005
	82,909	$6.74	82,909	2,128,715
December 1 -
December 31,
2005
	111,336	$6.72	111,336	2,017,379
January 1 -
January 31,
2006
	111,336	$6.95	111,336	1,906,043
February 1 -
February 28,
2006
	88,066	$6.96	88,066	1,817,977
March 1 -
March 31, 2006
	81,410	$7.05	81,410	1,736,567

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,113,366 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 2,226,731 shares over the original term of the program

*Information is based on the total number of shares eligible for repurchase under the program, as amended on March 10, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Municipal Trust By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: May 26, 2006

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 26, 2006